UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21634

Access One Trust

(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000   Bethesda, MD 20814

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: (240) 497-6400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1. Reports to Stockholders.

Semiannual Report

APRIL 30, 2014

Access One Trust

Access Flex High Yield FundSM

Access Flex Bear High Yield FundSM

1	Message from the Chairman
3	Allocation of Portfolio Holdings & Composition
7	Expense Examples
11	Financial Statements and Financial Highlights
21	Notes to Financial Statements

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Message from the Chairman

Dear Shareholder:

I am pleased to present the Access Funds Semiannual Report to shareholders for the six months ended April 30, 2014.

High Yield Market Resilient amid Fed Tapering

U.S. fixed income markets posted modestly positive results for the six-month period, with the Barclays U.S. Aggregate Bond Index up 1.7%. The high yield market gained 3.9% for the period, as measured by the Markit iBoxx® $ Liquid High Yield Index. An improving economy and robust corporate profits helped fuel this gain, as did continued positive momentum in the U.S. stock market, which was up 8.4%, as measured by the S&P 500®.

The JPMorgan Domestic High Yield Summary Yield to Maturity dropped to 6.2% at the end of April 2014 from 6.5% at the end of October 2013.

Solid high yield performance was attributable to a strengthening economy as well as an exodus out of emerging market bonds into high yield bonds. Turmoil in emerging market countries such as Ukraine, as well as tapering by the U.S. Federal Reserve, have driven investors searching for yield to the perceived relative safety of developed markets high yield debt.

Longer-dated U.S. Treasury securities delivered positive returns, with the Ryan Labs Treasury 10 Year and 30 Year Indexes up 0.8% and 5.2%, respectively, for the six-month period.

Economic Growth Uneven

U.S. GDP increased at an annual rate of merely 0.1% in the first quarter of 2014, compared with growth of 2.6% in the fourth quarter of 2013. This glacial rate is being blamed by many economists on a frigid winter. Most of the weakness came from a contraction in trade as severe weather left goods piling up in ports, lower private inventory investment and a slowdown in home building. On a more reassuring note, 288,000 jobs were added in April, driving the unemployment rate down to 6.3% in April, the lowest level since 2008, rekindling hopes for an upturn in the economy.

Fund Performance

The Access Flex High Yield Investor Class shares gained 1.6% during the period, while the Access Flex Bear High Yield Investor Class declined 4.4%. Whatever your take on the trajectory of high yield, Access Flex High Yield and Access Flex Bear High Yield Funds offer you the ability to put your views into action.

We appreciate the trust you have placed in us and look forward to continuing to serve your investing needs.

Sincerely,

Michael L. Sapir
Chairman of the Board of Trustees

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Allocation of Portfolio Holdings
& Composition

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Allocation of Portfolio Holdings & Composition (unaudited) :: Access One Trust :: 5

Access Flex High Yield Fund

Investment Objective:  The Access Flex High Yield Fund seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.

Market Exposure

Investment Type	% of Net Assets
Credit Default Swap Agreements	84%
Futures Contracts	18%
U.S. Treasury Obligation	52%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The Access Flex High Yield Fund primarily invests in non-equity securities, which may include: credit default swap agreements, futures contracts, repurchase agreements, U.S. Government and money market securities.

Industry Exposure

% of Market Exposure (CDS)
Consumer Cyclical	31%
Consumer Non-Cyclical	16%
Communications	14%
Financial	11%
Industrial	8%
Technology	7%
Energy	5%
Basic Materials	5%
Utilities	3%

Access Flex Bear High Yield Fund

Investment Objective: The Access Flex Bear High Yield Fund seeks to provide investment results that correspond generally to the inverse of the total return of the high yield market, consistent with maintaining reasonable liquidity.

Market Exposure

Investment Type	% of Net Assets
Credit Default Swap Agreements	(93)%
Futures Contracts	(88)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The Access Flex Bear High Yield Fund primarily invests in non-equity securities, which may include: credit default swap agreements, futures contracts, repurchase agreements, U.S. Government and money market securities.

Industry Exposure

% of Market Exposure (CDS)
Consumer Cyclical	(31)%
Consumer Non-Cyclical	(16)%
Communications	(14)%
Financial	(11)%
Industrial	(8)%
Technology	(7)%
Energy	(5)%
Basic Materials	(5)%
Utilities	(3)%

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Expense Examples

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Expense Examples (unaudited) :: Access One Trust :: 9

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees; and (2) ongoing costs, including management fees; distribution fees and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing cost of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at November 1, 2013 and held for the entire period from November 1, 2013 through April 30, 2014.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period 11/1/13 – 4/30/14*	Annualized Expense Ratio During Period 11/1/13 – 4/30/14
Access Flex High Yield Fund – Investor Class	$1,000.00	$1,016.10	$8.45	1.69%
Access Flex High Yield Fund – Service Class	1,000.00	1,011.60	13.42	2.69%
Access Flex Bear High Yield Fund – Investor Class	1,000.00	956.00	9.26	1.91%
Access Flex Bear High Yield Fund – Service Class	1,000.00	951.20	14.08	2.91%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period 11/1/13 – 4/30/14*	Annualized Expense Ratio During Period 11/1/13 – 4/30/14
Access Flex High Yield Fund – Investor Class	$1,000.00	$1,016.41	$8.45	1.69%
Access Flex High Yield Fund – Service Class	1,000.00	1,011.46	13.42	2.69%
Access Flex Bear High Yield Fund – Investor Class	1,000.00	1,015.32	9.54	1.91%
Access Flex Bear High Yield Fund – Service Class	1,000.00	1,010.36	14.51	2.91%
*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Financial Statements and
Financial Highlights

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April 30, 2014 (unaudited) :: Schedule of Portfolio Investments :: Access One Trust :: Access Flex High Yield Fund :: 13

U.S. Treasury Obligation (52.0%)
	Principal Amount	Value
U.S. Treasury Notes, 1.63%, 4/30/19	$25,700,000	$25,628,723
TOTAL U.S. TREASURY OBLIGATION
(Cost $25,588,511)		25,628,723
Repurchase Agreements (40.5%)
Deutsche Bank Securities, Inc., 0.02%, 5/1/14, dated 4/30/14, with a repurchase price of $1,954,001 (Collateralized by $2,000,000 Federal National Mortgage Association, 1.06%, 10/12/17, total value $1,993,986)	1,954,000	1,954,000
HSBC Securities (USA), Inc., 0.01%, 5/1/14, dated 4/30/14, with a repurchase price of $3,909,001 (Collateralized by $11,413,200 U.S. Treasury Strips, 3.65%†, 5/15/43, total value $3,987,201)	3,909,000	3,909,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.01%, 5/1/14, dated 4/30/14, with a repurchase price of $3,257,001 (Collateralized by $3,104,900 U.S. Treasury Notes, 3.13%, 5/15/21, total value $3,322,243)	3,257,000	3,257,000

Repurchase Agreements (continued)
	Principal Amount	Value
RBC Capital Markets, LLC, 0.01%, 5/1/14, dated 4/30/14, with a repurchase price of $3,909,001 (Collateralized by $3,127,100 U.S. Treasury Notes, 2.50%, 7/15/16, total value $3,987,240)	$3,909,000	$3,909,000
Societe’ Generale, 0.03%, 5/1/14, dated 4/30/14, with a repurchase price of $5,212,004 (Collateralized by $5,010,200 U.S. Treasury Notes, 4.25%, 8/15/15, total value $5,316,323)	5,212,000	5,212,000
UMB Bank, N.A., 0.01%, 5/1/14, dated 4/30/14, with a repurchase price of $1,747,000 (Collateralized by $1,775,000 Federal Home Loan Bank, 1.38%, 9/12/14, total value $1,786,611)	1,747,000	1,747,000
TOTAL REPURCHASE AGREEMENTS
(Cost $19,988,000)		19,988,000
TOTAL INVESTMENT SECURITIES
(Cost $45,576,511) — 92.5%		45,616,723
Net other assets (liabilities) — 7.5%		3,716,563
NET ASSETS — (100.0%)		$49,333,286
†	Represents the effective yield or interest rate in effect at April 30, 2014.

See accompanying notes to the financial statements.

14 :: Access One Trust :: Access Flex High Yield Fund :: Schedule of Portfolio Investments :: April 30, 2014 (unaudited)

Futures Contracts Purchased

	Contracts	Unrealized Appreciation/(Depreciation)
5-Year U.S. Treasury Note Futures Contracts expiring 7/1/14 (Underlying notional amount at value $8,837,797)	74	$10,840

Centrally Cleared Swap Agreements

Credit Default Swap Agreements — Sell Protection(a)

Underlying Instrument	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at April 30, 2014(b)	Notional Amount(c)	Value	Premiums Paid (Received)	Unrealized Gain (Loss)
CDX North America High Yield Index Swap Agreement; Series 22	5.00%	6/20/19	3.43%	$41,500,000	$2,908,688	$3,085,998	$(177,310)
					$2,908,688	$3,085,998	$(177,310)
(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to the financial statements.

April 30, 2014 (unaudited) :: Schedule of Portfolio Investments :: Access One Trust :: Access Flex Bear High Yield Fund :: 15

Repurchase Agreements (229.4%)
	Principal Amount	Value
Deutsche Bank Securities, Inc., 0.02%, 5/1/14, dated 4/30/14, with a repurchase price of $336,000 (Collateralized by $344,000 Federal National Mortgage Association, 1.06%, 10/12/17, total value $342,966)	$336,000	$336,000
HSBC Securities (USA), Inc., 0.01%, 5/1/14, dated 4/30/14, with a repurchase price of $672,000 (Collateralized by $1,686,000 U.S. Treasury Strips, 3.55%†, 11/15/39, total value $685,738)	672,000	672,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.01%, 5/1/14, dated 4/30/14, with a repurchase price of $560,000 (Collateralized by $556,600 U.S. Treasury Notes, 1.88%, 9/30/17, total value $571,234)	560,000	560,000
RBC Capital Markets, LLC, 0.01%, 5/1/14, dated 4/30/14, with a repurchase price of $672,000 (Collateralized by $542,400 U.S. Treasury Inflation Protected Securities (TIPS), 1.63%, 1/15/15, total value $685,544)	672,000	672,000

Repurchase Agreements (continued)
	Principal Amount	Value
Societe’ Generale, 0.03%, 5/1/14, dated 4/30/14, with a repurchase price of $896,001 (Collateralized by $861,300 U.S. Treasury Notes, 4.25%, 8/15/15, total value $913,925)	$896,000	$896,000
UMB Bank, N.A., 0.01%, 5/1/14, dated 4/30/14, with a repurchase price of $303,000 (Collateralized by $304,500 U.S. Treasury Notes, 1.25%, 10/31/15, total value $309,161)	303,000	303,000
TOTAL REPURCHASE AGREEMENTS
(Cost $3,439,000)		3,439,000
TOTAL INVESTMENT SECURITIES
(Cost $3,439,000) — 229.4%		3,439,000
Net other assets (liabilities) — (129.4)%		(1,939,737)
NET ASSETS — (100.0%)		$1,499,263
†	Represents the effective yield or interest rate in effect at April 30, 2014.

See accompanying notes to the financial statements.

16 :: Access One Trust :: Access Flex Bear High Yield Fund :: Schedule of Portfolio Investments :: April 30, 2014 (unaudited)

Futures Contracts Sold

	Contracts	Unrealized Appreciation/(Depreciation)
5-Year U.S. Treasury Note Futures Contracts expiring 7/1/14 (Underlying notional amount at value $1,313,727)	11	$4,249

Centrally Cleared Swap Agreements

Credit Default Swap Agreements — Buy Protection (a)

Underlying Instrument	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at April 30, 2014(b)	Notional Amount(c)	Value	Premiums Paid (Received)	Unrealized Gain (Loss)
CDX North America High Yield Index Swap Agreement; Series 22	5.00%	6/20/19	3.43%	$1,400,000	$(98,479)	$(104,845)	$6,366
					$(98,479)	$(104,845)	$6,366
(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to the financial statements.

April 30, 2014 (unaudited) :: Statements of Assets and Liabilities :: Access One Trust :: 17

	Access Flex High Yield Fund	Access Flex Bear High Yield Fund
ASSETS:
Total Investment Securities, at cost	$45,576,511	$3,439,000
Securities, at value	25,628,723	—
Repurchase agreements, at value	19,988,000	3,439,000
Total Investment Securities, at value	45,616,723	3,439,000
Cash	1,411	987
Segregated cash balances for futures contracts with brokers	63,318	28,763
Segregated cash balances for credit default swap agreements with brokers	2,204,643	122,225
Interest receivable	1,143	1
Receivable for capital shares issued	2,751,650	1,092
Receivable for closed swap positions	—	239,732
Due from Advisor under a Receivables Agreement	—	317,118
Receivable from broker for credit default swap agreement transactions	32,489	—
Variation margin on futures contracts	15,388	—
Variation margin on credit default swap agreements	44,922	—
Due from Advisor under an expense limitation agreement	—	466
Prepaid expenses	40,178	20,392
TOTAL ASSETS	50,771,865	4,169,776
LIABILITIES:
Payable for capital shares redeemed	1,310,126	2,619,170
Payable to broker for credit default swap agreement transactions	—	32,489
Variation margin on futures contracts	—	7,677
Variation margin on credit default swap agreements	—	5,011
Advisory fees payable	29,533	—
Management services fees payable	5,907	—
Administration fees payable	1,509	67
Distribution and services fees payable – Service Class	19,612	358
Trustee fees payable	14	1
Transfer agency fees payable	16,156	378
Fund accounting fees payable	3,061	136
Compliance services fees payable	115	4
Service fees payable	197	9
Other accrued expenses	52,349	5,213
TOTAL LIABILITIES	1,438,579	2,670,513
NET ASSETS	$49,333,286	$1,499,263
NET ASSETS CONSIST OF:
Capital	$58,718,624	$32,023,834
Accumulated net investment income (loss)	(1,734,140)	(371,200)
Accumulated net realized gains (losses) on investments	(7,524,940)	(30,163,986)
Net unrealized appreciation (depreciation) on investments	(126,258)	10,615
NET ASSETS	$49,333,286	$1,499,263
NET ASSETS:
Investor Class	$24,339,171	$1,320,309
Service Class	24,994,115	178,954
SHARES OF BENEFICIAL INTEREST OUTSTANDING (unlimited number of shares authorized, no par value):
Investor Class	732,093	129,612
Service Class	761,925	19,147
NET ASSET VALUE: (offering and redemption price per share):
Investor Class	$33.25	$10.19
Service Class	32.80	9.35

See accompanying notes to the financial statements.

18 :: Access One Trust :: Statements of Operations :: For the Periods Indicated (unaudited)

	Access Flex High Yield Fund	Access Flex Bear High Yield Fund
	Six Months Ended April 30, 2014	Six Months Ended April 30, 2014
INVESTMENT INCOME:
Interest	$224,136	$450
EXPENSES:
Advisory fees	221,162	14,589
Management services fees	44,233	2,918
Administration fees	15,356	1,077
Distribution and services fees – Service Class	148,580	1,909
Transfer agency fees	62,588	2,581
Administrative services fees	42,850	6,349
Registration and filing fees	40,914	14,340
Custody fees	3,040	2,146
Fund accounting fees	21,429	1,540
Trustee fees	848	112
Compliance services fees	208	28
Service fees	1,116	74
Other fees	44,318	3,956
Total Gross Expenses before reductions	646,642	51,619
Expenses reduced and reimbursed by the Advisor	—	(12,523)
TOTAL NET EXPENSES	646,642	39,096
NET INVESTMENT INCOME (LOSS)	(422,506)	(38,646)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(758,036)	—
Net realized gains (losses) on futures contracts	61,707	(35,384)
Net realized gains (losses) on swap agreements	3,153,116	(361,708)
Change in net unrealized appreciation/depreciation on investments	(1,491,706)	47,596
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	965,081	(349,496)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$542,575	$(388,142)

See accompanying notes to the financial statements.

For the Periods Indicated :: Statements of Changes in Net Assets :: Access One Trust :: 19

	Access Flex High Yield Fund		Access Flex Bear High Yield Fund
	Six Months Ended April 30, 2014	Year Ended October 31, 2013	Six Months Ended April 30, 2014	Year Ended October 31, 2013
	(unaudited)		(unaudited)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(422,506)	$(1,049,707)	$(38,646)	$(108,323)
Net realized gains (losses) on investments	2,456,787	7,271,539	(397,092)	(836,791)
Change in net unrealized appreciation/depreciation on investments	(1,491,706)	1,225,164	47,596	(27,947)
Change in net assets resulting from operations	542,575	7,446,996	(388,142)	(973,061)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
In excess of net investment income
Investor Class	(1,337,044)	(925,868)	—	—
Service Class	(527,835)	(718,815)	—	—
Change in net assets resulting from distributions	(1,864,879)	(1,644,683)	—	—
Change in net assets resulting from capital transactions	(39,696,891)	48,719,070	(6,448,217)	6,658,755
Change in net assets	(41,019,195)	54,521,383	(6,836,359)	5,685,694
NET ASSETS:
Beginning of period	90,352,481	35,831,098	8,335,622	2,649,928
End of period	$49,333,286	$90,352,481	$1,499,263	$8,335,622
Accumulated net investment income (loss)	$(1,734,140)	$553,245	$(371,200)	$(332,554)
CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	$112,021,728	$534,457,544	$34,901,524	$157,164,452
Dividends reinvested	1,311,110	918,718	—	—
Value of shares redeemed	(126,904,829)	(526,224,330)	(41,427,544)	(149,943,618)
Service Class
Proceeds from shares issued	50,317,691	309,299,531	11,915,113	13,393,390
Dividends reinvested	520,515	716,367	—	—
Value of shares redeemed	(76,963,106)	(270,448,760)	(11,837,310)	(13,955,469)
Change in net assets resulting from capital transactions	$(39,696,891)	$48,719,070	$(6,448,217)	$6,658,755
SHARE TRANSACTIONS:
Investor Class
Issued	3,324,462	16,218,169	3,309,345	13,611,627
Reinvested	39,719	27,784	—	—
Redeemed	(3,772,661)	(15,907,778)	(3,945,252)	(12,991,291)
Service Class
Issued	1,522,382	9,450,640	1,239,474	1,226,255
Reinvested	15,932	21,822	—	—
Redeemed	(2,303,316)	(8,285,618)	(1,237,385)	(1,274,770)
Change in shares	(1,173,482)	1,525,019	(633,818)	571,821

See accompanying notes to the financial statements.

20 :: Access One Trust :: Financial Highlights

Access One Trust Financial Highlights  FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From								Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	In Excess of Net Investment Income	Return of Capital	Total Distributions	Capital Contributions		Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)		Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Access Flex High Yield Fund
Investor Class
Six Months Ended April 30, 2014 (unaudited)	$34.24	(0.15)	0.70	0.55	(1.54)	—	(1.54)	—		$33.25	1.61	%(d)	1.69%	1.69%		(0.93)%	$24,339	670	%(d)
Year Ended October 31, 2013	$31.50	(0.36)	3.64	3.28	(0.54)	—	(0.54)	—		$34.24	10.52%		1.62%	1.62%		(1.10)%	$39,057	1,910%
Year Ended October 31, 2012	$28.79	(0.41)	3.12	2.71	—	—	—	—		$31.50	9.41%		1.77%	1.77%		(1.39)%	$25,277	1,539%
Year Ended October 31, 2011	$29.33	(0.25)	0.96	0.71	(1.27)	(0.16)	(1.43)	0.18	(e)	$28.79	3.27	%(e)	1.62%	1.62%		(0.86)%	$225,185	1,641%
Year Ended October 31, 2010	$24.61	(0.19)	5.68	5.49	(0.77)	—	(0.77)	—		$29.33	22.65%		1.54%	1.54%		(0.69)%	$311,782	1,858%
Year Ended October 31, 2009	$23.91	(0.16)	2.80	2.64	(1.94)	—	(1.94)	—		$24.61	12.13%		1.59%	1.59%		(0.71)%	$33,933	2,367%
Service Class
Six Months Ended April 30, 2014 (unaudited)	$33.59	(0.32)	0.71	0.39	(1.18)	—	(1.18)	—		$32.80	1.16	%(d)	2.69%	2.69%		(1.93)%	$24,994	670	%(d)
Year Ended October 31, 2013	$31.03	(0.69)	3.59	2.90	(0.34)	—	(0.34)	—		$33.59	9.39%		2.62%	2.62%		(2.10)%	$51,295	1,910%
Year Ended October 31, 2012	$28.63	(0.71)	3.11	2.40	—	—	—	—		$31.03	8.38%		2.77%	2.77%		(2.39)%	$10,554	1,539%
Year Ended October 31, 2011	$29.37	(0.53)	0.95	0.42	(1.18)	(0.16)	(1.34)	0.18	(e)	$28.63	2.24	%(e)	2.62%	2.62%		(1.86)%	$6,421	1,641%
Year Ended October 31, 2010	$24.76	(0.46)	5.73	5.27	(0.66)	—	(0.66)	—		$29.37	21.51%		2.54%	2.54%		(1.69)%	$10,952	1,858%
Year Ended October 31, 2009	$24.04	(0.38)	2.82	2.44	(1.72)	—	(1.72)	—		$24.76	11.04%		2.59%	2.59%		(1.71)%	$8,997	2,367%
Access Flex Bear High Yield Fund
Investor Class
Six Months Ended April 30, 2014 (unaudited)	$10.67	(0.10)	(0.38)	(0.48)	—	—	—	—		$10.19	(4.40	)%(d)	2.56%	1.91	%(f)	(1.89)%	$1,320	—
Year Ended October 31, 2013	$12.85	(0.20)	(1.98)	(2.18)	—	—	—	—		$10.67	(16.96)%		2.30%	1.73%		(1.70)%	$8,168	—
Year Ended October 31, 2012	$15.22	(0.27)	(2.10)	(2.37)	—	—	—	—		$12.85	(15.57)%		2.59%	1.88%		(1.84)%	$1,865	—
Year Ended October 31, 2011	$17.28	(0.31)	(1.75)	(2.06)	—	—	—	—		$15.22	(11.97)%		1.95%	1.95%		(1.91)%	$3,064	—
Year Ended October 31, 2010	$22.99	(0.34)	(5.37)	(5.71)	—	—	—	—		$17.28	(24.79)%		1.70%	1.68%		(1.61)%	$5,534	650	%(g)
Year Ended October 31, 2009	$28.56	(0.47)	(5.10)	(5.57)	—	—	—	—		$22.99	(19.50)%		1.83%	1.83%		(1.74)%	$137,283	—
Service Class
Six Months Ended April 30, 2014 (unaudited)	$9.84	(0.14)	(0.35)	(0.49)	—	—	—	—		$9.35	(4.88	)%(d)	3.56%	2.91	%(f)	(2.89)%	$179	—
Year Ended October 31, 2013	$11.97	(0.31)	(1.82)	(2.13)	—	—	—	—		$9.84	(17.79)%		3.32%	2.75%		(2.72)%	$168	—
Year Ended October 31, 2012	$14.33	(0.40)	(1.96)	(2.36)	—	—	—	—		$11.97	(16.47)%		3.55%	2.84%		(2.80)%	$785	—
Year Ended October 31, 2011	$16.47	(0.47)	(1.67)	(2.14)	—	—	—	—		$14.33	(13.05)%		2.95%	2.95%		(2.91)%	$134	—
Year Ended October 31, 2010	$22.13	(0.54)	(5.12)	(5.66)	—	—	—	—		$16.47	(25.56)%		2.70%	2.68%		(2.61)%	$165	650	%(g)
Year Ended October 31, 2009	$27.78	(0.73)	(4.92)	(5.65)	—	—	—	—		$22.13	(20.30)%		2.83%	2.83%		(2.74)%	$3,440	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Not annualized for periods less than one year.
(e)	The amounts include a voluntary capital contribution from the Advisor due to corrections of investment transactions. The contribution represented $0.18 to the net asset value and 0.66% to the total return. Without this contribution, the net asset value and the total return would have been lower.
(f)	The expense ratio does not correlate to the applicable expense limits in place during the period due to the timing of the net expense accrual relative to sales and purchases of fund shares during the period.
(g)	Changes in portfolio turnover rate are primarily driven by timing of purchase and sale of long-term treasuries.

See accompanying notes to the financial statements.

Notes to Financial Statements

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April 30, 2014 (Unaudited) :: Notes to Financial Statements :: Access One Trust :: 23

1. Organization

The Access One Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust consists of three separate investment portfolios and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to Access Flex High Yield Fund and Access Flex Bear High Yield Fund (collectively, the “Funds” and individually a “Fund”). Each Fund is classified as non-diversified under the 1940 Act. Each Fund has two classes of shares outstanding: an Investor Class and a Service Class.

Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Shareholder Services Plan and voting rights on matters affecting a single class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3.

Repurchase Agreements

Each Fund may enter into repurchase agreements with financial institutions. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the Funds will be monitored by ProFund Advisors LLC (the “Advisor”). In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. Funds within both the Trust and ProFunds (an affiliated trust) invest in repurchase agreements jointly. Each Fund, therefore, holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund’s custodian. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. During periods of high demand for repurchase agreements, the Funds may be unable to invest available cash in these instruments to the extent desired by the Advisor.

Derivative Instruments

Each Fund maintains exposure to the high yield market (i.e., U.S. corporate high yield debt market), regardless of market conditions. This means the Funds do not adopt defensive positions in anticipation of an adverse market climate. The Access Flex High Yield Fund invests primarily in derivatives and U.S. Treasury obligations that the Advisor believes, in combination, should provide investment results that correspond to the high yield market. The Access Flex Bear High Yield Fund invests primarily in derivatives that the Advisor believes, in combination, should provide investment results that inversely correspond to the high yield market. During the period ended April 30, 2014, the Funds held credit default swap agreements for credit exposure to the high yield market and futures contracts and/or treasury notes for interest rate exposure to meet each Fund’s investment objective.

All open derivative positions at period end are reflected on each respective Fund’s Schedule of Portfolio Investments. The volume associated with derivative positions varies on a daily basis as each Fund transacts in derivative contracts in order to achieve the

24 :: Access One Trust :: Notes to Financial Statements :: April 30, 2014 (Unaudited)

appropriate exposure, as expressed in notional amount, in comparison to net assets consistent with each Fund’s investment objective.

The notional amount of the open derivative positions relative to each Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the reporting period for each respective Fund.

On January 9, 2014, the Advisor registered as a commodity pool operator (a “CPO”) under the CEA. On December 5, 2012, the Advisor also registered as a commodity trading advisor (a “CTA”) under the Commodity Exchange Act, as amended (“CEA”). However, in connection with its management of the Funds, the Advisor has claimed an exclusion from the definition of CPO under the CEA, pursuant to Commodities Futures Trading Commission (“CFTC”) Regulation 4.5 due to each of the Fund's limited trading in commodity interests. Accordingly, with respect to the Funds, the Advisor is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including certain swap transactions (as well as futures and options on futures). In the event that any of the Fund's investments in commodity interests are not within the thresholds set forth in the exemption, the Advisor will not be able to rely on the exclusion, and will be required to comply with the additional recordkeeping, reporting, and disclosure requirements with respect to such fund. The Advisor's eligibility to claim the exclusion with respect to each Fund is based upon, among other things, the level and scope of a Fund's investment in commodity interests, the purpose of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund's ability to invest in commodity interests (including, but not limited to swaps and futures on broad-based securities indexes and interest rates) is limited by the Advisor's intention to operate the Fund in a manner that would permit the Advisor to continue to claim the exclusion, which may affect the Fund's total return. In the event the Advisor becomes unable to rely on the exclusion and is required to register with the CFTC as a CPO with respect to a Fund, the Fund's expenses may increase, adversely affecting that Fund's return.

The following is a description of the derivative instruments utilized by the Funds, including certain primary underlying risk exposures related to each instrument type.

Swap Agreements

As of April 30, 2014, the Access Flex High Yield Fund invested in centrally cleared credit default swaps as a substitute for investing directly in bonds in order to gain credit exposure to the high yield market. As of April 30, 2014, the Access Flex Bear High Yield Fund invested in centrally cleared credit default swaps as a substitute for shorting bonds in order to gain inverse credit exposure to the high yield market.

In a credit default swap (“CDS”), the agreement may reference one or more debt securities or reference entities. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference entity has occurred. If a credit event occurs, the seller generally must pay the buyer: a) the “par value” (full notional value) of the swap; or b) the difference between the notional value of the defaulted reference entity and the recovery price/rate for the defaulted reference entity.

A CDS may require premium (discount) payments as well as daily payments (receipts) related to the interest leg of the swap or to the default or change in price of a reference obligation. A Fund will segregate assets necessary to meet any accrued payment obligations if the value of the CDS declines.

The counterparty risk for cleared swap agreements is generally lower than for uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to a Fund.

If a Fund is a seller of a CDS contract (also referred to as a seller of contracts or as a buyer of risk), the Fund would be required to pay the par (or other agreed upon) value of a referenced obligation to the counterparty in the event of a default or other credit event. In return, the Fund would receive from the counterparty a daily stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a buyer of a CDS contract (also referred to as a buyer of protection or a seller of risk, or a seller of the reference security or group of securities), the Fund would have the right to deliver a reference obligation and receive the par (or other agreed-upon) value of such obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade). In return, the Fund would pay the counterparty a daily stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

The Funds enter into a CDS with multiple reference entities, in which case payments and settlements in respect of any defaulting reference entity would typically be dealt with separately from the other reference entities.

Upon entering into a cleared CDS, a Fund may be required to deposit with the broker an amount of cash or cash equivalents in

April 30, 2014 (Unaudited) :: Notes to Financial Statements :: Access One Trust :: 25

the range of approximately 3% to 6% of the notional amount for CDS (this amount is subject to change by the clearing organization that clears the trade). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. The Advisor, under the supervision of the Trust's Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds' transactions in swap agreements.

Futures Contracts

The Funds may purchase or sell futures contracts thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. As of April 30, 2014, the Funds held settled U.S. Treasury note futures contracts.

A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) a specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Funds generally engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold), there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether the Funds realize a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of a Fund's loss from an unhedged short position in a futures contract is potentially unlimited and investors may lose the amount that they invest plus any profits recognized on that investment. The Funds intend to engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 1% to 3% of the contract amount for treasury futures (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the asset underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although a Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

26 :: Access One Trust :: Notes to Financial Statements :: April 30, 2014 (Unaudited)

Offsetting Assets and Liabilities

Effective January 1, 2013, the Funds adopted Financial Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” which was subsequently clarified in ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” The amended standard requires an entity to disclose information about offsetting and related arrangements to enable users of that entity’s financial statements to understand the effect of those arrangements on its financial position.

The Funds are subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted upon early termination. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements or similar agreements do not apply to amounts owed to/from different counterparties.

As described above, the Funds utilize derivative instruments to achieve their investment objective during the period. The amounts shown in the Statements of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements or similar agreements. Information concerning the counterparties, value of, collateralization and amounts due under Repurchase Agreement transactions may be found on each Fund’s Schedule of Portfolio Investments.

Summary of Derivative Instruments

The following table summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of April 30, 2014.

	Assets		Liabilities
Fund	Unrealized Appreciation on Futures Contracts*	Unrealized Gain on Swap Agreements*	Unrealized Depreciation on Futures Contracts*	Unrealized Loss on Swap Agreements*
Credit Risk Exposure:
Access Flex High Yield Fund	$—	$—	$—	$177,310
Access Flex Bear High Yield Fund	—	6,366	—	—
Interest Rate Risk Exposure:
Access Flex High Yield Fund	10,840	—	—	—
Access Flex Bear High Yield Fund	4,249	—	—	—
*	Includes cumulative appreciation/depreciation of futures contracts and cumulative unrealized gain (loss) on swap agreements as reported in the Schedule of Portfolio Investments. Only current day's variation margin for both futures contracts and swap agreements are reported within the Statements of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Fund's Statement of Operations, categorized by risk exposure, for the period ended April 30, 2014.

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Agreements	Change in Net Unrealized Appreciation/Depreciation on Investments
Credit Risk Exposure:
Access Flex High Yield Fund	$—	$3,153,116	$(1,488,679)
Access Flex Bear High Yield Fund	—	(361,708)	38,633
Interest Rate Risk Exposure:
Access Flex High Yield Fund	61,707	—	(130,446)
Access Flex Bear High Yield Fund	(35,384)	—	8,963

Asset (Liability) amounts shown in the table below represent amounts owed to (by) the Funds for derivative related investments at April 30, 2014. These amounts may be collateralized by cash or financial instruments, segregated for the benefit of the Funds or counterparties, depending on whether the related contracts are in an appreciated or depreciated position at period end. Amounts shown in the column labeled “Net Amount” represent the un-collateralized portions of these amounts at period end. The amounts may be un-collateralized due to timing differences related to market movements or subject to certain minimum thresholds for collateral movement, as further described above.

April 30, 2014 (Unaudited) :: Notes to Financial Statements :: Access One Trust :: 27

	Gross Amounts Not Offset in the Statements of Assets and Liabilities*
	Gross Asset (Liability) as presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged	Net Amount
Access Flex High Yield Fund
Credit Default Swap Agreements	$44,922	$—	$—	$44,922
Futures Contracts	15,388	—	—	15,388
Access Flex Bear High Yield Fund
Credit Default Swap Agreements	(5,011)	—	5,011	—
Futures Contracts	(7,677)	—	7,677	—
*	The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.
**	Financial instruments received are not disclosed on the Statement of Assets and Liabilities because the Fund does not have effective control of the collateral.

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Distributions to Shareholders

The Access Flex High Yield Fund intends to declare and distribute net investment income at least quarterly, if any. The Access Flex Bear High Yield Fund intends to declare and distribute net investment income at least annually, if any. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature

(e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, equalization, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Federal Income Taxes

Each of the Funds intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Funds intend to make timely distributions in order to avoid tax liability. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of October 31st.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken and the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

28 :: Access One Trust :: Notes to Financial Statements :: April 30, 2014 (Unaudited)

Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations, as applicable, as “Fees paid indirectly.”

3. Investment Valuation Summary

The valuation techniques employed by the Funds, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These valuation techniques distinguish between market participant assumptions developed based on market data obtained from sources independent of the Funds and the Funds' own assumptions about market participant assumptions developed based on the best information available under the circumstances. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, repurchase agreements are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end.

Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Trust’s Board of Trustees. Futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a Fund is determined and are typically categorized as Level 1 in the fair value hierarchy. Swap agreements are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and ask quotes and are typically categorized as Level 2 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied.

Security prices are generally valued at their market value using information provided by a third party pricing service or market quotations. The securities in the portfolio of a Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the official closing price, if applicable, on any other exchange or system. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees as described below.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange, but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. Fixed-income securities are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for instruments. Short-term fixed-income securities maturing in sixty days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the Advisor determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

For the period ended April 30, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

April 30, 2014 (Unaudited) :: Notes to Financial Statements :: Access One Trust :: 29

A summary of the valuations as of April 30, 2014, based upon the three levels defined above, is included in the table below:

	LEVEL 1 – Quoted Prices		LEVEL 2 – Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instrumentsˆ	Investment Securities	Other Financial Instrumentsˆ	Investment Securities	Other Financial Instrumentsˆ
Access Flex High Yield Fund
U.S. Treasury Obligation	$—	$—	$25,628,723	$—	$25,628,723	$—
Repurchase Agreements	—	—	19,988,000	—	19,988,000	—
Credit Default Swap Agreements	—	—	—	(177,310)	—	(177,310)
Futures Contracts	—	10,840	—	—	—	10,840
Total	$—	$10,840	$45,616,723	$(177,310)	$45,616,723	$(166,470)
Access Flex Bear High Yield Fund
Repurchase Agreements	—	—	3,439,000	—	3,439,000	—
Credit Default Swap Agreements	—	—	—	6,366	—	6,366
Futures Contracts	—	4,249	—	—	—	4,249
Total	$—	$4,249	$3,439,000	$6,366	$3,439,000	$10,615
ˆ	Other financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts, and swap agreements. These instruments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

4. Fees and Transactions with Affiliates

The Funds have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the Funds each pay the Advisor a fee at an annualized rate of 0.75% of the average daily net assets of each respective Fund.

In addition, subject to the condition that the aggregate daily net assets of the Trust and ProFunds be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual Fund: 0.025% of the Fund’s daily net assets in excess of $500 million to $1 billion, 0.05% of the Fund’s daily net assets in excess of $1 billion to $2 billion, and 0.075% of the Fund's daily net assets in excess of $2 billion. During the period ended April 30, 2014, no Fund's annual investment advisory fee was subject to such reductions.

Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citi Fund Services, Inc., acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the Trust’s and ProFunds’ aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program. Citi also acts as transfer agent and fund accounting agent for the Funds for which it receives additional fees. As transfer agent for the Funds, Citi receives a base fee, account and service charges and reimbursement of certain expenses. As fund accounting agent for the Funds, Citi receives an annual fee based on the Trust’s and ProFunds’ aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Advisor, serves as the Trust’s distributor.

Under a Distribution and Shareholder Services Plan, adopted by the Trust’s Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each Fund may pay financial intermediaries such as broker-dealers, investment advisors and the Distributor up to 1.00%, on an annualized basis, of the average daily net assets attributable to Service Class shares as compensation for service and distribution-related activities and/or shareholder services with respect to Service Class shares.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the Funds. For these services, each Fund pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

The Advisor, pursuant to a separate Services Agreement, performs certain services related to the operation and maintenance of a shareholder trading platform. For these services, the Trust pays the Advisor a monthly base fee as reflected on the Statements of Operations as “Service fees.”

The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statements of Operations as “Administrative services fees.”

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust’s Chief Compliance Officer, such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. The Trust, together with affiliated Trusts, pays each Independent Trustee compensation for his services as Trustee at the annual rate of $155,000. Independent Trustees also receive $7,500 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $3,000 for attending each telephonic meeting. During the period ended April 30, 2014, actual Trustee compensation was $322,500 in aggregate from the Trust and affiliated trusts. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the Funds reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statements of Operations as “Compliance services fees.”

30 :: Access One Trust :: Notes to Financial Statements :: April 30, 2014 (Unaudited)

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the Funds for the periods listed below in order to limit the annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses as determined under GAAP) as follows:

	For the Period February 28, 2014 through February 28, 2015
	Investor Class	Service Class
Access Flex High Yield Fund	1.95%	2.95%
Access Flex Bear High Yield Fund	1.78%	2.78%

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the Fund to exceed the expense limit for the applicable period. Any amounts recouped by the Advisor during the period are reflected on the Statements of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of April 30, 2014, the recoupments that may potentially be made by the Funds are as follows:

	Expires 2/28/15	Expires 2/28/16	Expires 2/28/17	Expires 2/28/18	Total
Access Flex Bear High Yield Fund	$22	$94,527	$8,423	$4,070	$107,042

5. Securities Transactions

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the period ended April 30, 2014 were as follows:

	Purchases	Sales
Access Flex High Yield Fund	$222,980,207	$244,074,203

6. Investment Risks

Some risks apply to all Funds, while others are specific to the investment strategy of a Fund. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds.

Risks Associated with the Use of Derivatives

The Funds obtain investment exposure through derivatives which may be considered aggressive. When a Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives may also expose a Fund to losses in excess of those amounts initially invested. Investing derivatives also may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying a derivative (e.g., the securities contained in a Fund’s benchmark), including: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

Active Investor Risk

The Funds permit short-term trading of their securities. The Advisor expects a significant portion of assets invested in the Funds to come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for a Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Fund’s prospectus.

Credit Default Swaps (CDS) Risk

While the Access Flex Bear High Yield Fund will normally be a net “buyer” of CDS and while the Access Flex High Yield Fund will normally be a net “seller” of CDS, at times the Access Flex Bear High Yield Fund may be a net “seller” and the Access Flex High Yield Fund may be a net “buyer” of CDS. When a Fund is a seller of credit protection, upon the occurrence of a credit event, the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. When a Fund is a buyer of credit protection, upon the occurrence of a credit event, the counterparty to the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. Recovery values for CDS are generally determined via an auction process to determine the final price for a given reference entity. An active market may not exist for any of the CDS in which the Fund

April 30, 2014 (Unaudited) :: Notes to Financial Statements :: Access One Trust :: 31

invests or in the reference entities subject to the CDS. As a result, the Fund's ability to maximize returns or minimize losses on such CDS may be impaired. Other risks of CDS include the difficulties in valuing a CDS depending on whether an active market exists for them or the lack of pricing transparency, or the risk that the CDS utilized by the Fund perform in ways that are not expected.

Counterparty Risk

The Funds will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Funds. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. Although the counterparty to a centrally cleared swap agreement and/or exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or clearing organization that is further backed by a group of financial institutions, there may be instances in which the FCM or the clearing organization could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with a clearing organization as well as any gains owed but not paid to the Fund if the clearing organization becomes insolvent or otherwise fails to perform its obligations.

Under current CFTC regulations, a FCM maintains customers' assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM's bankruptcy. In that event, in the case of futures or options on futures, the FCM's customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM's customers. In the case of cleared swaps, customers of a FCM in bankruptcy are entitled to recover assets specifically attributable to them pursuant to new CFTC regulations, but may nevertheless risk loss of some or all of their assets due to accounting or operational issues or due to legal risk in connection with the application of bankruptcy law to cleared swaps.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Funds invest, a Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Advisor. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains, or achieving a high correlation (or inverse correlation) with the total return of the high yield market.

Exposure to Debt Instrument Risk

Each Fund will invest in or seek exposure to debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, issuer credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Without taking into account other factors, the prices of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as a Fund may have to reinvest the proceeds received at lower interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in a Fund to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which a Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than those issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets. The Access Flex Bear High Yield Fund is inversely correlated to bond prices and will typically respond differently to the above factors than would a Fund positively correlated to bond prices such as the Access Flex High Yield Fund.

High Yield Risk

Exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic

32 :: Access One Trust :: Notes to Financial Statements :: April 30, 2014 (Unaudited)

downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish a Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect a Fund’s performance. While the realization of certain of these risks may benefit the Access Flex Bear High Yield Fund because it seeks investment results that correspond to the inverse of the high yield market, such occurrences may introduce more volatility to the Fund.

7. Federal Income Tax Information

The tax character of dividends paid to shareholders during the latest tax year ended October 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Access Flex High Yield Fund	$1,644,683	$—	$1,644,683	$—	$1,644,683

No distributions were paid to shareholders during the tax year ended October 31, 2012.

As of the latest tax year ended October 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Access Flex High Yield Fund	$1,864,619	$—	$—	$(9,840,446)	$(87,207)	$(8,063,034)
Access Flex Bear High Yield Fund	—	—	—	(30,136,429)	—	(30,136,429)

Under current tax law, capital and specific ordinary loss realized after October 31 may be deferred and treated as occurring on the first business day of the following tax fiscal year. As of the latest tax year ended October 31, 2013, the following Fund had deferred losses which will be treated as arising on the first day of the tax fiscal year ending on October 31, 2014.

Qualified Late Year Ordinary Losses
Access Flex Bear High Yield Fund	$364,821

As of the latest tax year ended October 31, 2013, the Funds had capital loss carryforwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration.

CLCFs subject to expiration:

	Expires 2014	Expires 2015	Expires 2017	Expires 2018	Expires 2019	Total
Access Flex High Yield Fund	$—	$—	$7,620,981	$—	$2,219,465	$9,840,446
Access Flex Bear High Yield Fund	587,380	4,497,020	6,242,566	11,853,417	2,410,993	25,591,376

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
Access Flex Bear High Yield Fund	$4,180,232	$—	$4,180,232

The Board does not intend to authorize a distribution of any realized gain for a Fund until any applicable CLCF has been offset or expires.

At April 30, 2014, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Flex High Yield	$45,580,120	$40,212	$(3,609)	$36,603
Access Flex Bear High Yield	3,439,000	—	—	—

April 30, 2014 (Unaudited) :: Notes to Financial Statements :: Access One Trust :: 33

8. Transactions with Lehman Brothers Holdings, Inc.

On September 15, 2008, Lehman Brothers Holdings, Inc. filed a petition for Chapter 11 bankruptcy. Prior thereto, the Funds transacted business with subsidiaries of Lehman Brothers Holdings, Inc. (altogether, “Lehman”) whereby Lehman acted as a counterparty to certain derivative transactions. All derivatives transactions with Lehman were terminated prior to September 15, 2008, but certain settlement payments relating to such transactions were not due to be made until on or after that date. Settlement of these transactions has been delayed due to Lehman’s bankruptcy proceedings.

As of September 15, 2008, Access Flex Bear High Yield Fund was owed $925,069 from over-the-counter derivatives transactions with Lehman. To the extent Lehman fails to fully pay the Access Flex Bear High Yield Fund by the conclusion of the bankruptcy in connection with the settlement of such transactions, the Advisor, an affiliate of the Trust, has entered into a Receivables Agreement dated September 15, 2008 to reimburse the Access Flex Bear High Yield Fund for any shortfall in payments from Lehman. Specifically, the Receivables Agreement among the Advisor, ProShare Advisors LLC (an investment adviser affiliated with the Advisor) and ProFunds Trust, ProShares Trust and the Trust (collectively, the “PF Trusts”) (each affiliated and under common controls with the other PF Trusts) provides that the investment adviser to specified funds of the PF Trusts will contribute cash to any such fund, equal to the amounts owed to the Access Flex Bear High Yield Fund from Lehman for brokerage transactions or written over-the-counter derivatives agreements as of September 15, 2008 (the “Lehman Obligations”). The Receivable Agreement will not terminate until all Lehman Obligations are paid. Payments are triggered if any specified fund of a PF Trust, including the Access Flex Bear High Yield Fund, does not recover the full amounts owed to it by Lehman following the conclusion of all bankruptcy, liquidation and Securities Investor Protection Corporation proceedings related to Lehman. Accordingly, no loss is expected to be realized by the Access Flex Bear High Yield Fund. Lehman has made payments on the original amount owed to Access Flex Bear High Yield Fund. The fair value of the original claim due from Lehman in the Access Flex Bear High Yield Fund is $239,732 and is included in “Receivable for closed swap positions” on the Statements of Assets and Liabilities. The fair value of the amount that is estimated to be paid by the Advisor is $317,118 and is included in “Due from Advisor under a Receivables Agreement” on the Statements of Assets and Liabilities. All other outstanding swap agreement balances due from (or to) Lehman have been substantially relieved as of April 30, 2014.

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Access Funds

Post Office Mailing Address for Investments
P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers
For Individual Investors Only: 888-776-3637
Institutions and Financial Professionals Only: 888-776-5717
Website Address: ProFunds.com

This report is submitted for the general information of the shareholders of the Access One Trust. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit ProFunds.com.

A description of the policies and procedures that the Access One Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 888-776-3637; (ii) on the Access One Trust’s website at ProFunds.com; and (iii) on the Securities and Exchange Commission’s website at sec.gov. If applicable, information regarding how the Access One Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge by calling toll-free 888-776-3637; (ii) on the Access One Trust’s website at ProFunds.com; and (iii) on the Commission’s website at sec.gov.

Access One Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission’s website at sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

PRO0414

Item 2. Code of Ethics.

Not applicable - only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable - only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable - only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Not applicable.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)	Not applicable - only for annual reports.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Access One Trust

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date June 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Todd B. Johnson
Todd B. Johnson, President and Principal Executive Officer

Date June 26, 2014

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date June 26, 2014

* Print the name and title of each signing officer under his or her signature.